Filed Pursuant to Rule 497(e)

Registration No. 333-214796

GRANITESHARES ETF Trust

GRANITESHARES FUND	NASDAQ STOCK MARKET LLC. TICKER SYMBOL
GraniteShares 1x Short AMD Daily ETF	AMDS

SUPPLEMENT DATED MAY 19, 2025

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 05, 2025

On May 09, 2025, the Board of Trustees (the “Board”) of the GraniteShares ETF Trust (the “Trust”), based upon the recommendation of the Trust’s adviser, GraniteShares Advisors LLC (the “Adviser”), determined to liquidate and terminate GraniteShares 1x Short AMD Daily ETF (the “Fund”). After considering all the information presented to the Board, the Board concluded that the Fund could not continue to conduct its operations in an economically viable manner, and it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. Investors may purchase or sell their shares of the Fund until the close of regular trading on the NASDAQ Stock Market LLC. (the “Exchange”) on June 20, 2025 (the “Closing Date”), at which time the shares of the Fund will cease trading on the Exchange. In order to facilitate orderly capital markets activity, the Fund anticipate permitting purchases of creation units in the Fund until June 18, 2025 and redemption of creation units in the Fund until June 20, 2025.

Shareholders may sell their holdings in the Fund prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in the Fund reducing its exposure on its Underlying Stock and increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about June 20, 2025, the Fund will liquidate its assets and distribute cash pro rata to all remaining respective shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate.

For more information, please contact the Fund at 1-844-476-8747.

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Investors Should Retain This Supplement for Future Reference